                                                                       EXHIBIT 9

                         ILLUSTRATIONS OF CASH VALUES,
                      SURRENDER VALUES, AND DEATH BENEFITS
                              (Destinations Life)

         The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.

         The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.90%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 1.95%. KILICO anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fee waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

         The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard Class (NT) is the lower of (a) 0.55% annually of Cash Value for the first ten Policy Years and 0.25% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NT) is the lower of (a) 0.45% annually of Cash Value for the first ten Policy Years and 0.20% thereafter or (b) the guaranteed cost of insurance charge. We may change the current asset based cost of insurance charge. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the approximate net annual investment rate of return of -0.87%, 5.13% and 11.13%, respectively. Cost of insurance rates vary by age, sex, and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.

         The values shown are for Policies issued to standard non-tobacco Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

         The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

         Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                                   INDIVIDUAL
         MODIFED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
        MALE STANDARD NON-SMOKER [$10,000] INITIAL PREMIUM ISSUE AGE [40]
                        $54,658 INITIAL SPECIFIED AMOUNT



                         VALUES -- CURRENT COST OF INSURANCE


                                  0% Hypothetical                   6% Hypothetical                       12% Hypothetical
                              Gross Investment Return           Gross Investment Return              Gross Investment Return
                              ---------------------------     -------------------------------      -----------------------------
              Premium
Policy       Paid Plus        Cash     Surrender    Death       Cash     Surrender     Death        Cash     Surrender    Death
Year       Interest at 5%     Value      Value     Benefit      Value       Value     Benefit       Value      Value    Benefit
------     ---------------    ------   --------   ---------    -------    --------  ----------      ------   --------   --------
     1             10,500     9,694      8,792      54,658     10,282       9,326      54,658       10,869      9,861     54,658
     2             11,025     9,369      8,517      54,658     10,540       9,585      54,658       11,781     10,776     54,658
     3             11,576     9,053      8,269      54,658     10,806       9,877      54,658       12,772     11,817     54,658
     4             12,155     8,747      8,087      54,658     11,080      10,252      54,658       13,849     13,019     54,658
     5             12,763     8,450      7,888      54,658     11,361      10,631      54,658       15,020     14,290     54,658
     6             13,401     8,163      7,692      54,658     11,650      11,020      54,658       16,293     15,663     54,658
     7             14,071     7,884      7,499      54,658     11,947      11,417      54,658       17,676     17,146     54,658
     8             14,775     7,614      7,310      54,658     12,252      11,822      54,658       19,179     18,749     54,658
     9             15,513     7,352      7,123      54,658     12,566      12,236      54,658       20,813     20,483     54,658
    10             16,289     7,098      7,068      54,658     12,889      12,859      54,658       22,589     22,559     54,658
    11             17,103     6,907      6,877      54,658     13,328      13,298      54,658       24,717     24,687     54,658
    12             17,959     6,720      6,690      54,658     13,782      13,752      54,658       27,048     27,018     54,658
    13             18,856     6,538      6,508      54,658     14,253      14,223      54,658       29,601     29,571     54,658
    14             19,799     6,359      6,329      54,658     14,741      14,711      54,658       32,399     32,369     54,658
    15             20,789     6,185      6,155      54,658     15,247      15,217      54,658       35,465     35,435     54,658
    16             21,829     6,015      5,985      54,658     15,771      15,741      54,658       38,824     38,794     56,683
    17             22,920     5,849      5,819      54,658     16,314      16,284      54,658       42,504     42,474     60,356
    18             24,066     5,686      5,656      54,658     16,877      16,847      54,658       46,536     46,506     64,220
    19             25,270     5,527      5,497      54,658     17,461      17,431      54,658       50,954     50,954     68,278
    20             26,533     5,372      5,342      54,658     18,066      18,036      54,658       55,827     55,827     72,575
    25             33,864     4,647      4,617      54,658     21,437      21,407      54,658       88,140     88,140    105,768
    30             43,219     4,001      3,971      54,658     25,469      25,439      54,658      139,156    139,156    160,030
    35             55,160     3,425      3,395      54,658     30,290      30,260      54,658      219,702    219,702    230,687
    40             70,400     2,912      2,882      54,658     36,056      36,026      54,658      346,868    346,868    364,212
    45             89,850     2,455      2,425      54,658     42,951      42,921      54,658      547,640    547,640    575,022


ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
        MALE STANDARD NON-SMOKER [$10,000] INITIAL PREMIUM ISSUE AGE [40]
                        $54,658 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                               0% Hypothetical                      6% Hypothetical                     12% Hypothetical
                            Gross Investment Return             Gross Investment Return             Gross Investment Return
                       -----------------------------------  ----------------------------------  ----------------------------------
              Premium
Policy       Paid Plus    Cash      Surrender     Death      Cash      Surrender     Death       Cash     Surrender     Death
Year      Interest at 5%  Value      Value       Benefit     Value       Value      Benefit      Value       Value      Benefit
------   --------------  ------      -----       -------     -----      -----       -------      ------     ------      -------

     1        10,500      9,642       8,744       54,658     10,230       9,279      54,658      10,818       9,814     54,658
     2        11,025      9,255       8,413       54,658     10,429       9,484      54,658      11,673      10,668     54,658
     3        11,576      8,869       8,100       54,658     10,627       9,713      54,658      12,602      11,647     54,658
     4        12,155      8,481       7,840       54,658     10,823      10,014      54,658      13,610      12,780     54,658
     5        12,763      8,092       7,552       54,658     11,016      10,292      54,658      14,705      13,975     54,658
     6        13,401      7,699       7,253       54,658     11,204      10,574      54,658      15,895      15,265     54,658
     7        14,071      7,301       6,943       54,658     11,387      10,857      54,658      17,189      16,659     54,658
     8        14,775      6,898       6,620       54,658     11,563      11,133      54,658      18,597      18,167     54,658
     9        15,513      6,488       6,283       54,658     11,732      11,402      54,658      20,129      19,799     54,658
    10        16,289      6,069       6,039       54,658     11,891      11,861      54,658      21,799      21,769     54,658
    11        17,103      5,668       5,638       54,658     12,100      12,070      54,658      23,737      23,707     54,658
    12        17,959      5,250       5,220       54,658     12,297      12,267      54,658      25,862      25,832     54,658
    13        18,856      4,811       4,781       54,658     12,479      12,449      54,658      28,193      28,163     54,658
    14        19,799      4,348       4,318       54,658     12,643      12,613      54,658      30,752      30,722     54,658
    15        20,789      3,856       3,826       54,658     12,785      12,755      54,658      33,566      33,536     54,658
    16        21,829      3,331       3,301       54,658     12,900      12,870      54,658      36,664      36,634     54,658
    17        22,920      2,770       2,740       54,658     12,984      12,954      54,658      40,068      40,038     56,896
    18        24,066      2,168       2,138       54,658     13,033      13,003      54,658      43,792      43,762     60,433
    19        25,270      1,519       1,489       54,658     13,043      13,013      54,658      47,867      47,837     64,141
    20        26,533        817         787       54,658     13,005      12,975      54,658      52,326      52,326     68,024
    25        33,864          0           0       10,000     11,743      11,713      54,658      81,893      81,893     98,271
    30        43,219          0           0       10,000      7,212       7,182      54,658     127,718     127,718    146,876
    35        55,160          0           0       10,000          0           0      10,000     199,201     199,201    209,161
    40        70,400          0           0       10,000          0           0      10,000     312,260     312,260    327,873
    45        89,850          0           0       10,000          0           0      10,000     483,538     483,538    507,715



 ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                            [$10,000] INITIAL PREMIUM
                        $88,962 INITIAL SPECIFIED AMOUNT

                       VALUES -- CURRENT COST OF INSURANCE


                                    0% Hypothetical                     6% Hypothetical
                                Gross Investment Return              Gross Investment Return
                            ------------------------------     --------------------------------------
             Premium
Policy      Paid Plus        Cash    Surrender     Death          Cash      Surrender      Death
Year      Interest at 5%     Value     Value      Benefit         Value       Value       Benefit
--------  -------------    --------  ---------  ----------     ----------   ---------   ----------
       1     10,500          9,740      8,833     88,962         10,330        9,371      88,962
       2     11,025          9,457      8,597     88,962         10,641        9,677      88,962
       3     11,576          9,181      8,387     88,962         10,962       10,019      88,962
       4     12,155          8,913      8,241     88,962         11,294       10,464      88,962
       5     12,763          8,650      8,075     88,962         11,637       10,907      88,962
       6     13,401          8,392      7,909     88,962         11,988       11,358      88,962
       7     14,071          8,136      7,740     88,962         12,348       11,818      88,962
       8     14,775          7,882      7,569     88,962         12,717       12,287      88,962
       9     15,513          7,630      7,394     88,962         13,092       12,762      88,962
      10     16,289          7,377      7,347     88,962         13,474       13,444      88,962
      11     17,103          7,183      7,153     88,962         13,941       13,911      88,962
      12     17,959          6,994      6,964     88,962         14,425       14,395      88,962
      13     18,856          6,809      6,779     88,962         14,927       14,897      88,962
      14     19,799          6,627      6,597     88,962         15,447       15,417      88,962
      15     20,789          6,450      6,420     88,962         15,987       15,957      88,962
      16     21,829          6,277      6,247     88,962         16,546       16,516      88,962
      17     22,920          6,108      6,078     88,962         17,126       17,096      88,962
      18     24,066          5,942      5,912     88,962         17,728       17,698      88,962
      19     25,270          5,780      5,750     88,962         18,351       18,321      88,962
      20     26,533          5,622      5,592     88,962         18,998       18,968      88,962
      25     33,864          4,882      4,852     88,962         22,609       22,579      88,962
      30     43,219          4,221      4,191     88,962         26,937       26,907      88,962
      35     55,160          3,631      3,601     88,962         32,127       32,097      88,962
      40     70,400          3,103      3,073     88,962         38,348       38,318      88,962
      45     89,850          2,632      2,602     88,962         45,807       45,777      88,962

                                   12% Hypothetical
                                Gross Investment Return
                          ----------------------------------------

Policy                       Cash      Surrender     Death
Year                         Value       Value      Benefit
--------                  ----------   ---------   ---------
       1                    10,921       9,908      88,962
       2                    11,894      10,889      88,962
       3                    12,958      12,003      88,962
       4                    14,121      13,291      88,962
       5                    15,393      14,663      88,962
       6                    16,779      16,149      88,962
       7                    18,291      17,761      88,962
       8                    19,940      19,510      88,962
       9                    21,738      21,408      88,962
      10                    23,697      23,667      88,962
      11                    25,963      25,933      88,962
      12                    28,446      28,416      88,962
      13                    31,166      31,136      88,962
      14                    34,146      34,116      88,962
      15                    37,411      37,381      88,962
      16                    40,989      40,959      88,962
      17                    44,912      44,882      88,962
      18                    49,213      49,183      88,962
      19                    53,932      53,932      88,962
      20                    59,145      59,145      88,962
      25                    93,941      93,941     112,730
      30                   148,739     148,739     171,050
      35                   234,834     234,834     246,576
      40                   370,685     370,685     389,219
      45                   578,244     578,244     607,156



ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                            [$10,000] INITIAL PREMIUM
                        $88,962 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE

                                        0% Hypothetical                            6% Hypothetical
                                      Gross Investment Return                    Gross Investment Return
                               --------------------------------------      ---------------------------------------
                Premium
Policy         Paid Plus         Cash      Surrender      Death               Cash      Surrender      Death
Year         Interest at 5%     Value        Value       Benefit             Value        Value       Benefit
-------      --------------   ----------   ---------    ----------         ----------   ---------   ----------
      1          10,500         9,740        8,833       88,962             10,330        9,371      88,962
      2          11,025         9,457        8,597       88,962             10,641        9,677      88,962
      3          11,576         9,181        8,387       88,962             10,962       10,019      88,962
      4          12,155         8,913        8,241       88,962             11,294       10,464      88,962
      5          12,763         8,650        8,075       88,962             11,637       10,907      88,962
      6          13,401         8,392        7,909       88,962             11,988       11,358      88,962
      7          14,071         8,136        7,740       88,962             12,348       11,818      88,962
      8          14,775         7,882        7,569       88,962             12,717       12,287      88,962
      9          15,513         7,630        7,394       88,962             13,092       12,762      88,962
     10          16,289         7,377        7,347       88,962             13,474       13,444      88,962
     11          17,103         7,159        7,129       88,962             13,932       13,902      88,962
     12          17,959         6,936        6,906       88,962             14,399       14,369      88,962
     13          18,856         6,706        6,676       88,962             14,874       14,844      88,962
     14          19,799         6,468        6,438       88,962             15,356       15,326      88,962
     15          20,789         6,218        6,188       88,962             15,843       15,813      88,962
     16          21,829         5,954        5,924       88,962             16,332       16,302      88,962
     17          22,920         5,673        5,643       88,962             16,821       16,791      88,962
     18          24,066         5,372        5,342       88,962             17,307       17,277      88,962
     19          25,270         5,046        5,016       88,962             17,786       17,756      88,962
     20          26,533         4,690        4,660       88,962             18,254       18,224      88,962
     25          33,864         2,182        2,152       88,962             20,167       20,137      88,962
     30          43,219             0            0       10,000             20,169       20,139      88,962
     35          55,160             0            0       10,000             14,943       14,913      88,962
     40          70,400             0            0       10,000                  0            0      10,000
     45          89,850             0            0       10,000                  0            0      10,000

                                         12% Hypothetical
                                      Gross Investment Return
                               ----------------------------------------

Policy                            Cash      Surrender     Death
Year                             Value        Value      Benefit
-------                        ----------   ---------  -----------
      1                         10,921       9,908       88,962
      2                         11,894      10,889       88,962
      3                         12,958      12,003       88,962
      4                         14,121      13,291       88,962
      5                         15,393      14,663       88,962
      6                         16,779      16,149       88,962
      7                         18,291      17,761       88,962
      8                         19,940      19,510       88,962
      9                         21,738      21,408       88,962
     10                         23,697      23,667       88,962
     11                         25,963      25,933       88,962
     12                         28,446      28,416       88,962
     13                         31,166      31,136       88,962
     14                         34,146      34,116       88,962
     15                         37,411      37,381       88,962
     16                         40,989      40,959       88,962
     17                         44,912      44,882       88,962
     18                         49,213      49,183       88,962
     19                         53,932      53,932       88,962
     20                         59,145      59,145       88,962
     25                         93,941      93,941      112,730
     30                        148,739     148,739      171,050
     35                        234,834     234,834      246,576
     40                        370,685     370,685      389,219
     45                        578,244     578,244      607,156



ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.


     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ILLUSTRATIONS OF CASH VALUES,
                      SURRENDER VALUES, AND DEATH BENEFITS
                              (Destinations Life Plus)

         The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.


         The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.90%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 1.95%. KILICO anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fees waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard Class (NT) is the lower of (a) 0.25% annually of Cash Value for the first ten Policy Years and 0.10% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NT) is the lower of (a) 0.20% annually of Cash Value for the first ten Policy Years and 0.10% thereafter or (b) the guaranteed cost of insurance charge. We may
change the current asset based cost of insurance charge.   For each
hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the approximate net annual investment rate of return of -0.87%, 5.13% and 11.13%, respectively. Cost of insurance rates vary by age, sex, and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.

         The values shown are for Policies issued to standard non-tobacco Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

         The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

         Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and Premium payment requested.

                                   INDIVIDUAL
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
       MALE STANDARD NON-SMOKER [$600,000] INITIAL PREMIUM ISSUE AGE [40]
                       $3,279,476 INITIAL SPECIFIED AMOUNT
                VALUES -- CURRENT COST OF INSURANCE




                                       0% Hypothetical                          6% Hypothetical
                                   Gross Investment Return                 Gross Investment Return
                             ----------------------------------    ----------------------------------------
               Premium
Policy        Paid Plus        Cash       Surrender    Death         Cash           Surrender       Death
 Year      Interest at 5%      Value        Value     Benefit        Value            Value        Benefit
-------    --------------    ----------   ---------  ----------    ----------       ---------     ---------
    1          630,000        583,401      530,895   3,279,476        618,750         563,063     3,279,476
    2          661,500        567,261      517,484   3,279,476        638,086         582,094     3,279,476
    3          694,575        551,568      505,650   3,279,476        658,026         603,246     3,279,476
    4          729,304        536,308      497,694   3,279,476        678,590         630,590     3,279,476
    5          765,769        521,471      488,619   3,279,476        699,796         657,796     3,279,476
    6          804,057        507,045      479,664   3,279,476        721,665         685,665     3,279,476
    7          844,260        493,017      470,831   3,279,476        744,217         714,217     3,279,476
    8          886,473        479,378      462,120   3,279,476        767,474         743,474     3,279,476
    9          930,797        466,116      453,531   3,279,476        791,457         773,457     3,279,476
   10          977,337        453,221      453,221   3,279,476        816,190         816,190     3,279,476
   11        1,026,204        443,558      443,558   3,279,476        847,188         847,188     3,279,476
   12        1,077,514        434,100      434,100   3,279,476        879,364         879,364     3,279,476
   13        1,131,389        424,845      424,845   3,279,476        912,761         912,761     3,279,476
   14        1,187,959        415,787      415,787   3,279,476        947,427         947,427     3,279,476
   15        1,247,357        406,922      406,922   3,279,476        983,409         983,409     3,279,476
   16        1,309,725        398,246      398,246   3,279,476      1,020,758       1,020,758     3,279,476
   17        1,375,211        389,755      389,755   3,279,476      1,059,525       1,059,525     3,279,476
   18        1,443,972        381,445      381,445   3,279,476      1,099,765       1,099,765     3,279,476
   19        1,516,170        373,313      373,313   3,279,476      1,141,532       1,141,532     3,279,476
   20        1,591,979        365,353      365,353   3,279,476      1,184,887       1,184,887     3,279,476
   25        2,031,813        328,031      328,031   3,279,476      1,427,642       1,427,642     3,279,476
   30        2,593,165        294,521      294,521   3,279,476      1,720,133       1,720,133     3,279,476
   35        3,309,609        264,434      264,434   3,279,476      2,072,548       2,072,548     3,279,476
   40        4,223,993        237,421      237,421   3,279,476      2,497,165       2,497,165     3,279,476
   45        5,391,005        213,168      213,168   3,279,476      3,008,777       3,008,777     3,279,476

                       12% Hypothetical
                   Gross Investment Return
              -------------------------------------------
  Policy         Cash         Surrender         Death
   Year          Value          Value          Benefit
----------    ----------      ----------      ----------
     1           654,101         595,232       3,279,476
     2           713,079         654,579       3,279,476
     3           777,376         721,876       3,279,476
     4           847,471         799,471       3,279,476
     5           923,885         881,885       3,279,476
     6         1,007,190         971,190       3,279,476
     7         1,098,006       1,068,006       3,279,476
     8         1,197,011       1,173,011       3,279,476
     9         1,304,943       1,286,943       3,279,476
    10         1,422,606       1,422,606       3,279,476
    11         1,560,999       1,560,999       3,279,476
    12         1,712,854       1,712,854       3,279,476
    13         1,879,482       1,879,482       3,279,476
    14         2,062,320       2,062,320       3,279,476
    15         2,262,945       2,262,945       3,394,417
    16         2,483,086       2,483,086       3,625,306
    17         2,724,643       2,724,643       3,868,994
    18         2,989,699       2,989,699       4,125,785
    19         3,280,540       3,280,540       4,395,924
    20         3,599,675       3,599,675       4,679,577
    25         5,726,015       5,726,015       6,871,218
    30         9,108,393       9,108,393      10,474,652
    35        14,488,753      14,488,753      15,213,190
    40        23,047,311      23,047,311      24,199,676
    45        36,661,439      36,661,439      38,494,511





ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  INDIVIDUAL
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
       MALE STANDARD NON-SMOKER [$600,000] INITIAL PREMIUM ISSUE AGE [40]
                       $3,279,476 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE


                                       0% Hypothetical                          6% Hypothetical
                                   Gross Investment Return                  Gross Investment Return
                             -----------------------------------    --------------------------------------
              Premium
Policy       Paid Plus         Cash      Surrender      Death          Cash       Surrender        Death
 Year      Interest at 5%      Value       Value       Benefit         Value        Value         Benefit
-------    --------------    --------    ---------   -----------    ----------    ---------     ----------
   1            630,000       578,537     526,469     3,279,476       613,809      558,566       3,279,476
   2            661,500       557,083     508,199     3,279,476       627,630      572,556       3,279,476
   3            694,575       535,601     491,012     3,279,476       641,441      588,041       3,279,476
   4            729,304       514,031     477,021     3,279,476       655,194      608,020       3,279,476
   5            765,769       492,309     461,294     3,279,476       668,837      626,837       3,279,476
   6            804,057       470,346     444,948     3,279,476       682,294      646,294       3,279,476
   7            844,260       448,080     427,916     3,279,476       695,511      665,511       3,279,476
   8            886,473       425,448     410,132     3,279,476       708,433      684,433       3,279,476
   9            930,797       402,358     391,495     3,279,476       720,979      702,979       3,279,476
  10            977,337       378,720     378,720     3,279,476       733,063      733,063       3,279,476
  11          1,026,204       356,203     356,203     3,279,476       748,324      748,324       3,279,476
  12          1,077,514       332,655     332,655     3,279,476       763,041      763,041       3,279,476
  13          1,131,389       307,861     307,861     3,279,476       777,021      777,021       3,279,476
  14          1,187,959       281,574     281,574     3,279,476       790,040      790,040       3,279,476
  15          1,247,357       253,569     253,569     3,279,476       801,889      801,889       3,279,476
  16          1,309,725       223,585     223,585     3,279,476       812,326      812,326       3,279,476
  17          1,375,211       191,382     191,382     3,279,476       821,118      821,118       3,279,476
  18          1,443,972       156,773     156,773     3,279,476       828,073      828,073       3,279,476
  19          1,516,170       119,402     119,402     3,279,476       832,855      832,855       3,279,476
  20          1,591,979        78,835      78,835     3,279,476       835,058      835,058       3,279,476
  25          2,031,813             0           0       600,000       787,318      787,318       3,279,476
  30          2,593,165             0           0       600,000       558,899      558,899       3,279,476
  35          3,309,609             0           0       600,000             0            0         600,000
  40          4,223,993             0           0       600,000             0            0         600,000
  45          5,391,005             0           0       600,000             0            0         600,000


                       12% Hypothetical
                   Gross Investment Return
         ------------------------------------------

Policy     Cash           Surrender        Death
 Year      Value            Value         Benefit
-------  ----------      ----------     -----------
  1         649,087         590,669      3,279,476
  2         702,368         643,868      3,279,476
  3         760,236         704,736      3,279,476
  4         823,104         775,104      3,279,476
  5         891,426         849,426      3,279,476
  6         965,689         929,689      3,279,476
  7       1,046,458       1,016,458      3,279,476
  8       1,134,365       1,110,365      3,279,476
  9       1,230,095       1,212,095      3,279,476
 10       1,334,413       1,334,413      3,279,476
 11       1,455,448       1,455,448      3,279,476
 12       1,588,194       1,588,194      3,279,476
 13       1,733,889       1,733,889      3,279,476
 14       1,893,933       1,893,933      3,279,476
 15       2,069,958       2,069,958      3,279,476
 16       2,263,681       2,263,681      3,304,975
 17       2,475,985       2,475,985      3,515,898
 18       2,708,163       2,708,163      3,737,264
 19       2,962,171       2,962,171      3,969,309
 20       3,240,191       3,240,191      4,212,248
 25       5,071,014       5,071,014      6,085,217
 30       7,908,645       7,908,645      9,094,942
 35      12,335,057      12,335,057     12,951,810
 40      19,335,950      19,335,950     20,302,748
 45      29,941,981      29,941,981     31,439,080





ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                           [$600,000] INITIAL PREMIUM
                       $5,337,691 INITIAL SPECIFIED AMOUNT

                       VALUES -- CURRENT COST OF INSURANCE



                                      0% Hypothetical                               6% Hypothetical
                                   Gross Investment Return                       Gross Investment Return
                            -------------------------------------      --------------------------------------
             Premium
Policy      Paid Plus         Cash        Surrender      Death            Cash       Surrender        Death
 Year     Interest at 5%      Value         Value       Benefit           Value        Value         Benefit
------   ----------------   ----------   -----------   ----------      ----------   -----------    -----------
   1          630,000         584,394      531,799     5,337,691         619,818     564,035        5,337,691
   2          661,500         569,180      519,235     5,337,691         640,309     584,122        5,337,691
   3          694,575         554,349      508,199     5,337,691         661,495     606,426        5,337,691
   4          729,304         539,890      501,018     5,337,691         683,401     635,401        5,337,691
   5          765,769         525,781      492,657     5,337,691         706,036     664,036        5,337,691
   6          804,057         511,850      484,210     5,337,691         729,264     693,264        5,337,691
   7          844,260         498,055      475,642     5,337,691         753,071     723,071        5,337,691
   8          886,473         484,518      467,076     5,337,691         777,436     753,436        5,337,691
   9          930,797         471,350      458,623     5,337,691         802,327     784,327        5,337,691
  10          977,337         458,539      458,539     5,337,691         827,814     827,814        5,337,691
  11        1,026,204         448,763      448,763     5,337,691         859,253     859,253        5,337,691
  12        1,077,514         439,195      439,195     5,337,691         891,887     891,887        5,337,691
  13        1,131,389         429,831      429,831     5,337,691         925,760     925,760        5,337,691
  14        1,187,959         420,666      420,666     5,337,691         960,919     960,919        5,337,691
  15        1,247,357         411,697      411,697     5,337,691         997,414     997,414        5,337,691
  16        1,309,725         402,920      402,920     5,337,691       1,035,294   1,035,294        5,337,691
  17        1,375,211         394,329      394,329     5,337,691       1,074,614   1,074,614        5,337,691
  18        1,443,972         385,922      385,922     5,337,691       1,115,426   1,115,426        5,337,691
  19        1,516,170         377,693      377,693     5,337,691       1,157,789   1,157,789        5,337,691
  20        1,591,979         369,641      369,641     5,337,691       1,201,760   1,201,760        5,337,691
  25        2,031,813         331,880      331,880     5,337,691       1,447,973   1,447,973        5,337,691
  30        2,593,165         297,977      297,977     5,337,691       1,744,629   1,744,629        5,337,691
  35        3,309,609         267,538      267,538     5,337,691       2,102,063   2,102,063        5,337,691
  40        4,223,993         240,208      240,208     5,337,691       2,532,727   2,532,727        5,337,691
  45        5,391,005         215,669      215,669     5,337,691       3,051,624   3,051,624        5,337,691


                            12% Hypothetical
                         Gross Investment Return
                 ---------------------------------------

 Policy            Cash        Surrender         Death
  Year             Value         Value          Benefit
 ------          ----------    ---------     -----------
    1             655,244      596,272        5,337,691
    2             715,626      657,126        5,337,691
    3             781,625      726,125        5,337,691
    4             853,762      805,762        5,337,691
    5             932,594      890,594        5,337,691
    6           1,018,589      982,589        5,337,691
    7           1,112,383    1,082,383        5,337,691
    8           1,214,672    1,190,672        5,337,691
    9           1,326,210    1,308,210        5,337,691
   10           1,447,819    1,447,819        5,337,691
   11           1,588,664    1,588,664        5,337,691
   12           1,743,211    1,743,211        5,337,691
   13           1,912,792    1,912,792        5,337,691
   14           2,098,870    2,098,870        5,337,691
   15           2,303,050    2,303,050        5,337,691
   16           2,527,093    2,527,093        5,337,691
   17           2,772,931    2,772,931        5,337,691
   18           3,042,685    3,042,685        5,337,691
   19           3,338,680    3,338,680        5,337,691
   20           3,663,470    3,663,470        5,337,691
   25           5,827,495    5,827,495        6,992,994
   30           9,269,817    9,269,817       10,660,290
   35          14,745,532   14,745,532       15,482,808
   40          23,455,770   23,455,770       24,628,558
   45          37,311,177   37,311,177       39,176,735





ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
         MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                     MALE STANDARD NON-SMOKER ISSUE AGE [45]
                    FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                           [$600,000] INITIAL PREMIUM
                       $5,337,691 INITIAL SPECIFIED AMOUNT

                     VALUES -- GUARANTEED COST OF INSURANCE



                                          0% Hypothetical                                    6% Hypothetical
                                      Gross Investment Return                            Gross Investment Return
                               ------------------------------------             ----------------------------------------
               Premium
 Policy       Paid Plus          Cash       Surrender      Death                  Cash         Surrender        Death
  Year      Interest at 5%       Value        Value       Benefit                 Value          Value         Benefit
--------   ----------------    ----------  -----------   ----------             ----------    -----------     ----------
  1             630,000          584,394      531,799    5,337,691                619,818        564,035      5,337,691
  2             661,500          569,180      519,235    5,337,691                640,309        584,122      5,337,691
  3             694,575          554,349      508,199    5,337,691                661,495        606,426      5,337,691
  4             729,304          539,890      501,018    5,337,691                683,401        635,401      5,337,691
  5             765,769          525,781      492,657    5,337,691                706,036        664,036      5,337,691
  6             804,057          511,850      484,210    5,337,691                729,264        693,264      5,337,691
  7             844,260          498,055      475,642    5,337,691                753,071        723,071      5,337,691
  8             886,473          484,345      466,909    5,337,691                777,436        753,436      5,337,691
  9             930,797          470,664      457,956    5,337,691                802,327        784,327      5,337,691
 10             977,337          456,944      456,944    5,337,691                827,704        827,704      5,337,691
 11           1,026,204          445,334      445,334    5,337,691                857,799        857,799      5,337,691
 12           1,077,514          433,401      433,401    5,337,691                888,563        888,563      5,337,691
 13           1,131,389          421,041      421,041    5,337,691                919,927        919,927      5,337,691
 14           1,187,959          408,127      408,127    5,337,691                951,804        951,804      5,337,691
 15           1,247,357          394,520      394,520    5,337,691                984,090        984,090      5,337,691
 16           1,309,725          380,052      380,052    5,337,691              1,016,657      1,016,657      5,337,691
 17           1,375,211          364,546      364,546    5,337,691              1,049,361      1,049,361      5,337,691
 18           1,443,972          347,790      347,790    5,337,691              1,082,031      1,082,031      5,337,691
 19           1,516,170          329,542      329,542    5,337,691              1,114,462      1,114,462      5,337,691
 20           1,591,979          309,496      309,496    5,337,691              1,146,390      1,146,390      5,337,691
 25           2,031,813          165,448      165,448    5,337,691              1,283,692      1,283,692      5,337,691
 30           2,593,165                0            0      600,000              1,314,852      1,314,852      5,337,691
 35           3,309,609                0            0      600,000              1,050,533      1,050,533      5,337,691
 40           4,223,993                0            0      600,000                      0              0        600,000
 45           5,391,005                0            0      600,000                      0              0        600,000




                          12% Hypothetical
                      Gross Investment Return
            --------------------------------------------

 Policy        Cash         Surrender           Death
  Year        Value           Value            Benefit
--------    ----------     -----------       -----------
  1           655,244         596,272         5,337,691
  2           715,626         657,126         5,337,691
  3           781,625         726,125         5,337,691
  4           853,762         805,762         5,337,691
  5           932,594         890,594         5,337,691
  6         1,018,589         982,589         5,337,691
  7         1,112,383       1,082,383         5,337,691
  8         1,214,672       1,190,672         5,337,691
  9         1,326,210       1,308,210         5,337,691
 10         1,447,819       1,447,819         5,337,691
 11         1,588,323       1,588,323         5,337,691
 12         1,742,282       1,742,282         5,337,691
 13         1,910,981       1,910,981         5,337,691
 14         2,095,837       2,095,837         5,337,691
 15         2,298,417       2,298,417         5,337,691
 16         2,520,459       2,520,459         5,337,691
 17         2,763,904       2,763,904         5,337,691
 18         3,030,913       3,030,913         5,337,691
 19         3,323,912       3,323,912         5,337,691
 20         3,645,619       3,645,619         5,337,691
 25         5,791,619       5,791,619         6,949,943
 30         9,169,966       9,169,966        10,545,460
 35        14,477,833      14,477,833        15,201,725
 40        22,853,240      22,853,240        23,995,902
 45        35,649,509      35,649,509        37,431,985





ASSUMPTIONS:

     (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS OR PARTIAL WITHDRAWALS HAVE BEEN MADE.

     (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

     (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS.

     (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

     (5) WHEN THE SURRENDER VALUE IS ZERO, THE DEATH BENEFIT SHOWN IS THE GUARANTEED DEATH BENEFIT UNDER KILICO'S NO LAPSE GUARANTEE. IF A CONTRACT LOAN WERE OUTSTANDING OR THE POLICY WERE ISSUED WITHOUT THE NO LAPSE GUARANTEE, WHEN THE SURRENDER VALUE IS ZERO, THE CONTRACT MIGHT LAPSE IN ACCORDANCE WITH THE GRACE PERIOD PROVISIONS.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.